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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2000

                               MARGO CARIBE, INC.
            (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On February 8, 2000, Margo Caribe, Inc., a Puerto Rico corporation ("Margo"), entered into a non-binding letter of intent (the "Letter of Intent") with iTract, LLC ("iTract"), TheTechDept.com, Inc. and Michael J. Spector. The Letter of Intent provides for the merger of iTract with a new wholly-owned subsidiary of Margo (the "Transaction"). Under the Transaction, iTract shareholders would receive 88% of the issued and outstanding shares of common stock of Margo (on a fully diluted basis) in exchange for all the common stock of iTract. It is a condition to the Transaction that Margo sell prior to the merger its nursery and other operating businesses and that at the effective time of the merger it have at least $5 million in cash and cash equivalents and not be subject to liabilities exceeding $10,000 in the aggregate. The Transaction is subject to negotiation of definitive agreements and the satisfaction of certain other conditions, including the satisfactory completion of due diligence examinations, the qualification of the Transaction as a tax-free reorganization for federal and Puerto Rico income tax purposes, the continued listing of the shares on the NASDAQ Small Cap Market and obtaining the approval of Margo's stockholders and an opinion from an investment banking firm satisfactory to Margo that the Transaction is fair to Margo's shareholders from a financial point of view.

         On February 9, 2000, Margo issued a press release announcing that it had entered into the Letter of Intent. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1 Press release issued by Margo Caribe, Inc. on February 9, 2000

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Alfonso Ortega
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                                                 Alfonso Ortega
                                                  Vice President and
                                                  Chief Financial Officer

Date: February 10, 2000

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                                  EXHIBIT INDEX

     EXHIBIT NUMBER                         DESCRIPTION
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         99.1     Press release issued by Margo Caribe, Inc. on February 9, 2000